INSTRUMENT OF AMENDMENT TO THE
MDU RESOURCES GROUP, INC.
401(k) RETIREMENT PLAN

The MDU Resources Group, Inc. 401(k) Retirement Plan (as amended and restated March 1, 2011) (the “K-Plan”), is hereby further amended, effective August 18, 2014 as follows:

By adding the following entry to Schedule A of the K-Plan for USI Industrial Services, Inc.:

USI Industrial Services, Inc. (“USII”) shall not make a matching contribution of each USII Mechanics group employee’s participating savings contribution.

Effective August 18, 2014.

Explanation: This amendment updates Schedule A to reflect that there are no matching contributions for employees of the USII Mechanics group.

IN WITNESS WHEREOF, MDU Resources Group, Inc., as Sponsoring Employer of the Plan, has caused this amendment to be duly executed by a member of the MDU Resources Group, Inc. Employee Benefits Committee (“Committee”) on this 10th day of March, 2016.

MDU RESOURCES GROUP, INC.
EMPLOYEE BENEFITS COMMITTEE

/s/ Doran N. Schwartz
By:	Doran N. Schwartz, Chairman

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